SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 20, 2004

BANK ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15323	31-0738296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank One Plaza, Chicago, IL                           60670

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code:   312-732-4000

Item 5.    Other Events and Regulation FD Disclosure

On January 20, 2004, the Registrant issued a news release announcing an increase in its common stock dividend. A copy of the news release is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit Number	Description of Exhibits

99(a)	Registrant’s January 20, 2004 News Release announcing an
increase in its common stock dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK ONE CORPORATION (Registrant)

Date: January 20, 2004	By:	/s/ Heidi Miller
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99(a)	Registrant’s January 20, 2004 News Release announcing an
increase in its common stock dividend.